SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 13, 2002


                             UNILAB CORPORATION
           (Exact name of registrant as specified in its charter)


     Delaware                     0-22758                    95-4415490
(State or other           (Commission File Number)       (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)


         18448 Oxnard Street
         Tarzana, California                                   91356
(Address of principal executive offices)                      (Zip Code)


                               (818) 996-7300
             Registrant's telephone number, including area code


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On April 2, 2002, Unilab Corporation (the "Company") entered into a definitive merger agreement (the "Merger Agreement") with Quest Diagnostics Incorporated ("Quest Diagnostics") providing for the acquisition by Quest Diagnostics of all of the outstanding capital stock of the Company in a two-step transaction. The parties amended the Merger Agreement as of May 13, 2002. A copy of the amendment is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                     2.1 Amendment, dated as of May 13, 2002, to the Agreement and Plan of Merger, dated as of April 2, 2002, by and among Quest Diagnostics Incorporated, Quest
                              Diagnostics Newco Incorporated and
                              Unilab Corporation.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             UNILAB CORPORATION
                                (Registrant)


                        By:  /s/ David W. Gee
                             ---------------------
                             Name:   David W. Gee
                             Title:  Executive Vice President,
                             Secretary and General Counsel





                                                                  Exhibit 2.1


                 AMENDMENT TO AGREEMENT AND PLAN OF MERGER

                  AMENDMENT, dated as of May 13, 2002 (this "Amendment"), among QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation ("Parent"), QUEST DIAGNOSTICS NEWCO INCORPORATED, a Delaware corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), and UNILAB CORPORATION, a Delaware corporation (the "Company").

                  WHEREAS, the parties hereto have entered into an Agreement and Plan of Merger, dated as of April 2, 2002 (the "Merger Agreement"); and

                  WHEREAS, the parties have been engaged in discussions relating to the terms of the Merger Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth herein, the Merger Agreement shall be amended, in accordance with Section 11.02 thereof, as follows:

                      1. Definitions; References. Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in the Merger Agreement. Each reference to "hereof", "herein", "hereby" and "this Agreement" shall from and after the date hereof refer to the Merger Agreement as amended by this Amendment. Notwithstanding the foregoing, the date of the Merger Agreement, as amended hereby, shall in all instances remain as April 2, 2002, and references to "the date hereof" and "the date of this Agreement" shall continue to refer to April 2, 2002.

                      2. The Offer. The reference to "25 business days" in clause (i) of the third sentence of Section 2.01(b) of the Merger Agreement is hereby deleted in its entirety and replaced by "23 business days".

                      3. The Merger. Section 3.01 of the Merger Agreement is hereby deleted in its entirety and replaced by the following:

                  "SECTION 3.01 The Merger. (a) At the Effective Time, upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the Company shall be merged with and into Merger Sub. As a result of the Merger, the separate corporate existence of the Company shall cease and Merger Sub shall continue as the surviving corporation of the Merger; provided, however, that if either of the conditions set forth in
Section 3.01(b)(A) or all of the conditions set forth in Section 3.01(b)(B) below is satisfied, then, at Parent's discretion, the Merger may instead be effected as a merger of Merger Sub with and into the Company in accordance with the DGCL with the Company continuing as the surviving corporation (the "Reverse Merger").

                  (b) Notwithstanding anything else to the contrary contained in this Agreement, Parent may elect to effect the Reverse Merger if either of the following two conditions is satisfied: (A)(i) the aggregate value of all shares of Parent Common Stock payable to holders of Company Common Stock upon consummation of the Offer and the Merger, based upon the lower of the closing price of shares of Parent Common Stock on the NYSE Composite Tape on the date immediately prior to the Effective Time or the Acceptance Date (the "Stock Value"), is less than 42% of the aggregate value of the Stock Value and all cash (including, without limitation, the Cash Consideration, cash paid pursuant to the exercise of dissenters' rights, and cash in lieu of fractional shares) payable to holders of Company Common Stock upon consummation of the Offer and the Merger, or (ii) Parent and/or the Company do not obtain the Tax Opinions referred to in
Section 8.10(b) and Section 8.10(c); or (B)(i) the aggregate value of all cash (including, without limitation, the Cash Consideration, cash paid pursuant to the exercise of dissenters' rights, and cash in lieu of fractional shares) payable to holders of Company Common Stock upon consummation of the Offer and the Merger is less than 18% of the aggregate value of the Stock Value and all cash (including, without limitation, the Cash Consideration, cash paid pursuant to the exercise of dissenters' rights and cash in lieu of fractional shares) payable to holders of Company Common Stock upon consummation of the Offer and the Merger, (ii) holders of Company Common Stock constituting more than 82% of the outstanding shares of Company Common Stock exchange such stock solely for Parent Common Stock in the Offer and the Merger (except for cash received in lieu of fractional shares), and (iii) Parent and the Company have received the Tax Opinions referred to in Section 8.10(b) and Section 8.10(c). In connection with the delivery of Tax Opinions pursuant to Section 3.01(b)(B)(iii) herein, both Parent (together with Merger Sub) and the Company shall deliver to Shearman & Sterling, counsel to Parent, and to Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, Representation Letters, dated and executed as of the Effective Time (and as of such other date or dates reasonably requested by counsel), substantially similar to those set forth in Exhibit 8.10(b) and Exhibit 8.10(c).

                  (c) If the Reverse Merger is effected, then the separate existence of Merger Sub shall cease and the Company shall become the surviving corporation and shall continue its existence under the laws of the State of Delaware as a wholly owned subsidiary of Parent. The surviving corporation of the Merger or the Reverse Merger, as the case may be, shall be herein referred to as the "Surviving Corporation". In the event Parent elects to effect the Reverse Merger, all references to the "Merger" in this Agreement and all other ancillary or related agreements, documents and instruments, except, in the case of a Reverse Merger effected pursuant to
Section 3.01(b)(A), where such references relate to the qualification of the transaction as a tax-free reorganization under Section 368(a) of the Code, shall be deemed to be references to the "Reverse Merger", and this Agreement and such other ancillary agreements, documents and instruments shall be construed and interpreted accordingly."

                  4. Authorizations. Each of Parent, Merger Sub and the Company represents and warrants that this Amendment has been duly authorized by all necessary corporate action.

                  5. Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

                  6. Miscellaneous. The provisions contained in Article XI of the Merger Agreement are incorporated by reference in this Amendment as though they were expressly set forth herein.

          [The Remainder of This Page is Intentionally Left Blank]


                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                      QUEST DIAGNOSTICS INCORPORATED


                                      by  /s/  Kenneth W. Freeman
                                         -------------------------------------
                                          Name:  Kenneth W. Freeman
                                          Title: Chairman and Chief Executive
                                                 Officer


                                      QUEST DIAGNOSTICS NEWCO INCORPORATED


                                       by /s/  Kenneth W. Freeman
                                         --------------------------------------
                                           Name:  Kenneth W. Freeman
                                           Title: Chief Executive Officer


                                       UNILAB CORPORATION


                                       by  /s/  Robert E. Whalen
                                          -------------------------------------
                                           Name:  Robert E. Whalen
                                           Title: Chairman and Chief Executive
                                                  Officer